Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:                 Press Contact:

Suzanne Schmidt IDT Investor Relations Phone: (415) 217-4962 E-mail: suzanne@blueshirtgroup.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q4 AND FISCAL YEAR 2014 FINANCIAL RESULTS
Q4 Revenue of $118.6M, up 10 Percent Y/Y
Q4 Cash from Operations of $27.4M, 23% of revenue

SAN JOSE, Calif., May 5, 2014 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal fourth quarter and fiscal year ended March 30, 2014.

“We concluded fiscal year 2014 on a high note with strong Q4 revenue, non-GAAP operating margin and earnings per share,” said Greg Waters, president and executive officer. “The strength in revenues for the fourth fiscal quarter was primarily driven by sales in our Communications end market as the build-out of global 4G/LTE infrastructure accelerated. Non-GAAP gross margin was slightly impacted by inventory reserves associated with our previous fab closure transition and product mix. However, with our continued focus on expense control, we exceeded our guidance for non-GAAP operating margins and non-GAAP EPS, delivering 19.5% and $0.14 per fully diluted share, respectively.”
“We have successfully transformed IDT into a company that generates earnings power as our revenue continues to grow, all supported by a very strong balance sheet. We are investing in high-growth markets and believe we can grow market share in all of our target market segments through the course of this fiscal year.” concluded Mr. Waters.

Recent Business Highlights

•
Nominated for four prestigious ACE awards, presented by UBM Tech's EE Times and EDN publications, IDT won top prize in the “Ultimate Products” category for its third generation Universal Frequency Translator (UFT) clocking family. The three other nominations were for the Timing Commander™ software, an RF-PLL and DDR4 data buffer.

•
IDT announced the mass production of its JEDEC 1.0-compliant DDR4 chipset-already validated by Intel® to meet the requirements of the future Intel Xeon™ processor E5-2600 v3 product family--for use in RDIMMs and LRDIMMs.

•
IDT extended its leadership in the timing market with the VersaClock 5 family of programmable clock generators, the best-in-class, complete clock tree solution for cost-sensitive, low-power consumer and low-jitter communication timing applications.

•
IDT introduced the industry’s first Ethernet and IEEE 1588 timing devices optimized for smart grid and industrial automation applications. The new low-jitter timing products improve the accuracy and reliability of IEEE 1588 time transport and offer important flexibility with an integrated Ethernet digital PLL (DPLL) and digitally-controlled oscillator (DCO) in a single chip.

•
IDT announced a new family of ultra-compact wireless power receivers offering a board area footprint reduction up to 70% compared to switching regulator-based solutions. The latest Wireless Power Consortium's (WPC) and Power Matter's Alliance (PMA)-compliant devices expand IDT's industry-leading wireless power portfolio to address densely populated, cost-sensitive portable applications.

•
IDT introduced the industry's first dual-mode wireless power receiver compatible with both the WPC 1.1 standard, as well as the PMA 1.1 standard. The innovative solution enables OEMs to use a single wireless power receiver IC to develop mobile devices fully compatible with the latest versions of both Qi and PMA charging bases.

The following highlights the Company’s financial performance on both a GAAP and supplemental non-GAAP basis. The company is pursuing the divestiture of its high speed data converter business and is in active discussions with potential buyers. For financial statement purposes, the high speed data converter business is classified as assets held for sale and is treated as discontinued operations for all periods presented. IDT has excluded results from the high speed data converter business from current and historical GAAP and non-GAAP results. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•	Revenue from continuing operations for the fiscal fourth quarter of 2014 was $118.6 million, compared with $107.8 million reported in the same period one year ago.

•
GAAP net income from continuing operations for the fiscal fourth quarter of 2014 was $5.4 million, or $0.04 per diluted share, versus a GAAP net loss from continuing operations of $5.5 million or a loss of $0.04 per share in the same period one year ago. Fiscal fourth quarter 2014 GAAP results include a $14.5 million loss relating to amortization and impairment of intangible assets and other acquisition/divestiture related charges, $2.4 million in stock-based compensation expense, $1.1 million in restructuring related charges, and $1.3 million expense from related tax effects.

•
Non-GAAP net income for the fiscal fourth quarter of 2014 was $22.1 million or $0.14 per diluted share, compared with non-GAAP net income of $4.9 million or $0.03 per diluted share reported in the same period one year ago.

•
GAAP gross profit from continuing operations for the fiscal fourth quarter of 2014 was $61.1 million, or 51.5 percent, compared with GAAP gross profit of $59.5 million, or 55.2 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2014 was $72.5 million, or 61.1 percent, compared with non-GAAP gross profit of $62.7 million, or 58.2 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal fourth quarter of 2014 was $32.7 million, compared with GAAP R&D expense of $42.1 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2014 was $28.4 million, compared with non-GAAP R&D of $35.0 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal fourth quarter of 2014 was $23.2 million, compared with GAAP SG&A expense of $27.8 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2014 was $20.9 million, compared with non-GAAP SG&A expense of $22.1 million in the same period one year ago.

Webcast and Conference Call Information
Investors may listen to a live or replay webcast of the Company’s quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on May 5, 2014. The webcast replay will be available after 5 p.m. Pacific time on February 3, 2014.

Investors may also listen to the live call at 1:30 p.m. Pacific time on May 5, 2014 by calling (877) 941-1427 or (480) 629-9664. The access code is 4678229. The conference call replay will be available for one week after the event at (800) 406-7325 or (303) 590-3030. The access code is 4678229.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers’ applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company’s Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 31, 2013. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company’s operations that, when viewed in conjunction with IDT’s GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company’s business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:

Cost of revenues;
    Gross profit;
Research and development expenses;
Selling, general and administrative expenses;
Interest income and other;
Provision (benefit) for income taxes, continuing operations
Operating income (loss);
Net income (loss) from continuing operations;
Diluted net income (loss) per share, continuing operations; and
Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management’s evaluation of potential acquisitions or IDT’s performance after completion of acquisitions, because they are not related to the Company’s core operating performance. Adjustments of these items provide investors with a basis to compare IDT’s performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Other acquisition related costs which consists of an accrued deferred closing date fee associated with the acquisition of NXP’s high-speed data converter assets.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT’s infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures and restructuring in force actions. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT’s non-GAAP financial measures as it enhances the ability of investors to compare the Company’s period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments consists of an impairment charge related to a note receivable and subsequent recoveries.

•	Asset impairments, consists of the accelerated depreciation of certain design tools no longer in use

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT’s period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•	Stock based compensation expense.

•	Expenses related to stockholder activities reflect advisory fees related to inquiries of Starboard Value LP.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•	Tax effects of non-GAAP adjustments.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

###
IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 29,	Mar. 31,	Mar. 30,	Mar. 31,
	2014	2013	2013	2014	2013
Revenues	$118,640	$124,628	$107,779	$484,779	$484,452
Cost of revenues	57,509	49,689	48,256	211,826	214,728
Gross profit	61,131	74,939	59,523	272,953	269,724
Operating expenses:
Research and development	30,223	31,063	42,096	138,162	159,471
Selling, general and administrative	23,213	23,687	27,784	101,039	117,648
Impairment of in-process research and development	2,433	—	—	2,433	—
Total operating expenses	55,869	54,750	69,880	241,634	277,119

Operating income (loss)	5,262	20,189	(10,357)	31,319	(7,395)

Gain (loss) from divestiture	(302)	(3,415)	7,986	78,632	7,986
Other-than-temporary impairment loss on investments	—	—	(1,708)	—	(1,708)
Other income, net	786	1,108	258	2,707	1,708
Income (loss) from continuing operations before income taxes	5,746	17,882	(3,821)	112,658	591
Provision (benefit) for income taxes	320	543	1,648	981	(2,120)

Net income (loss) from continuing operations	5,426	17,339	(5,469)	111,677	2,711

Discontinued operations:
Gain from divestiture	—	—	—	—	886
Loss from discontinued operations	(5,016)	(10,123)	(4,995)	(22,938)	(23,653)
Provision for income taxes	17	268	163	11	116
Net income (loss) from discontinued operations	(5,033)	(10,391)	(5,158)	(22,949)	(22,883)

Net income (loss)	$393	$6,948	$(10,627)	$88,728	$(20,172)

Basic net income (loss) per share continuing operations	$0.04	$0.11	(0.04)	$0.75	0.02
Basic net income (loss) per share discontinued operations	(0.04)	(0.06)	(0.03)	(0.16)	(0.16)
Basic net income (loss) per share	$—	$0.05	(0.07)	$0.59	$(0.14)

Diluted net income (loss) per share continuing operations	$0.04	$0.11	(0.04)	$0.73	0.02
Diluted net income (loss) per share discontinued operations	(0.04)	(0.07)	(0.03)	(0.15)	(0.16)
Diluted net income (loss) per share	$—	$0.04	(0.07)	$0.58	$(0.14)

Weighted average shares:
Basic	150,033	151,018	145,626	149,480	144,014
Diluted	154,390	155,035	145,626	153,369	145,678

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 29,	Mar. 31,	Mar. 30,	Mar. 31,
	2014	2013	2013	2014	2013

GAAP net income (loss) from continuing operations	$5,426	$17,339	$(5,469)	$111,677	$2,711
GAAP diluted net income (loss) per share continuing operations	$0.04	$0.11	(0.04)	$0.73	0.02
Acquisition related:
Amortization of acquisition related intangibles	11,999	3,322	4,097	21,964	16,339
Impairment of in-process research and development	2,433	—	—	2,433	—
Acquisition related legal and consulting fees	73	21	1,009	802	11,238
Fair market value adjustment to acquired inventory sold	—	—	—	—	358
Restructuring related:
Severance and retention costs	383	400	1,662	6,456	5,522
Facility closure costs	107	6	2	134	62
Loss (Gain) on divestiture	302	3,415	(7,986)	(78,632)	(7,986)
Assets impairment and other	334	(265)	5,687	4,113	6,096
Other:
Other-than-temporary impairment loss on investments	—	—	1,708	—	1,708
Stock-based compensation expense	2,368	3,169	3,813	12,677	13,054
Expenses related to stockholder activities	—	—	(1,000)	—	1,614
Compensation expense—deferred compensation plan	185	557	704	1,265	1,135
Gain on deferred compensation plan securities	(171)	(627)	(696)	(1,316)	(941)
Life insurance proceeds received	—	—	—	—	(2,313)
Tax effects of Non-GAAP adjustments	(1,331)	(1,402)	1,381	(4,389)	(7,910)
Non-GAAP net income from continuing operations	22,108	25,935	4,912	77,184	40,687
GAAP weighted average shares - diluted	154,390	155,035	145,626	153,369	145,678
Non-GAAP adjustment	1,492	2,099	5,026	1,981	1,934
Non-GAAP weighted average shares - diluted	155,882	157,134	150,652	155,350	147,612
Non-GAAP diluted net income per share continuing operations	$0.14	$0.17	$0.03	$0.50	$0.28

GAAP gross profit	61,131	74,939	59,523	272,953	269,724
Acquisition and divestiture related:
Amortization of acquisition related intangibles	11,016	2,435	2,740	18,321	12,413
Fair market value adjustment to acquired inventory sold	—	—	—	—	358
Restructuring related:
Severance and retention costs	117	—	—	204	607
Facility closure costs	—	2	(9)	8	4
Assets impairment and other	105	(142)	(37)	(111)	372
Other:
Compensation expense (benefit)—deferred compensation plan	55	172	217	388	324
Stock-based compensation expense	61	403	263	1,189	1,113
Non-GAAP gross profit	72,485	77,809	62,697	292,952	284,915

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES, CONTINUED (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 30,	Dec. 29,	Mar. 31,	Mar. 30,	Mar. 31,
	2014	2013	2013	2014	2013

GAAP R&D expenses:	30,223	31,063	42,096	138,162	159,471
Restructuring related:
Severance and retention costs	(264)	(86)	(1,560)	(4,193)	(3,882)
Facility closure costs	—	(2)	(6)	(9)	(43)
Assets impairment and other	(63)	123	(3,203)	(4,058)	(3,203)
Other:
Compensation expense—deferred compensation plan	(90)	(289)	(365)	(650)	(626)
Stock-based compensation expense	(1,389)	(1,514)	(2,001)	(5,601)	(6,691)
Non-GAAP R&D expenses	28,417	29,295	34,961	123,651	145,026

GAAP SG&A expenses:	23,213	23,687	27,784	101,039	117,648
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(983)	(887)	(1,357)	(3,643)	(3,926)
Acquisition related legal and consulting fees	(73)	(21)	(1,009)	(802)	(11,238)
Restructuring related:
Severance and retention costs	(2)	(314)	(102)	(2,059)	(1,033)
Facility closure costs	(107)	(2)	(5)	(117)	(15)
Assets impairment and other	(166)	—	(2,521)	(166)	(2,521)
Other:
Compensation expense—deferred compensation plan	(40)	(96)	(122)	(227)	(185)
Stock-based compensation expense	(918)	(1,252)	(1,549)	(5,887)	(5,250)
Expenses related to stockholder activities	—	—	1,000	—	(1,614)
Non-GAAP SG&A expenses	20,924	21,115	22,119	88,138	91,866

GAAP interest income and other, net	786	1,108	258	2,707	1,708
Gain on deferred compensation plan securities	(171)	(627)	(696)	(1,316)	(941)
Life insurance proceeds received	—	—	—	—	(2,313)
Non-GAAP interest income and other, net	615	481	(438)	1,391	(1,546)

GAAP provision (benefit) for income taxes continuing operations	320	543	1,648	981	(2,120)
Tax effects of Non-GAAP adjustments	1,331	1,402	(1,381)	4,389	7,910
Non-GAAP provision for income taxes continuing operations	1,651	1,945	267	5,370	5,790

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of Management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Mar. 30,	Mar. 31,
(In thousands)	2014	2013

ASSETS
Current assets:
Cash and cash equivalents	$91,211	$130,837
Short-term investments	362,604	166,333
Accounts receivable, net	68,904	62,083
Inventories	49,622	56,555
Prepaid and other current assets	13,034	24,697
Total current assets	585,375	440,505

Property, plant and equipment, net	69,827	74,988
Goodwill	135,644	144,924
Acquisition-related intangibles	18,741	48,602
Other assets	21,373	19,560
TOTAL ASSETS	$830,960	$728,579

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$25,442	$23,244
Accrued compensation and related expenses	24,343	21,090
Deferred income on shipments to distributors	14,006	14,539
Deferred taxes liabilities	1,346	1,000
Other accrued liabilities	11,160	14,652
Total current liabilities	76,297	74,525

Deferred tax liabilities	1,494	1,552
Long term income taxes payable	266	454
Other long term obligations	18,683	22,022
Total liabilities	96,740	98,553

Stockholders' equity	734,220	630,026

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$830,960	$728,579